1
Forward-Looking Statements
This presentation contains “forward-looking statements,” within the meaning of the federal securities laws that involve risks and uncertainties. All statements herein that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including the Company’s estimates of financial performance and such things as business strategy, measures to implement strategy, competitive strengths, goals, references to future success and other events are generally forward-looking statements.
As previously announced, the Company has stated its intention to restate certain of its previously issued financial statements (the “Restatement”). The Restatement, the fiscal 2006 and all fiscal 2007 financial statements have not yet been completed and accordingly all statements herein with respect to historical financial performance are preliminary estimates and are subject to revision pending completion of such financial statements and the fiscal 2006 and fiscal 2007 audits and the Restatement.
The Company’s actual results may differ materially from its estimates. Whether actual results, events and developments will conform to the Company’s expectations is subject to a number of risks and uncertainties and important factors, many of which are beyond the control of the Company. Among the risks and uncertainties which could cause the Company’s actual results to differ from those contemplated by its forward-looking statements are the risk that the Company’s actual financial results may change as a result of the completion of the fiscal 2006 and fiscal 2007 audits and the review of the first three quarters of fiscal 2007 and the Restatement; the Company may not be able to successfully develop its magazine operations so that they continue to generate sufficient cash flow to enable the Company to meet its obligations under its senior credit facility and bond indentures, including the financial covenants under its senior credit facility; actions of rating agencies;
industry and general economic conditions; the Company’s ability to realize its expected benefits from cost savings and revenue enhancement initiatives; and the risks and uncertainties contained in the Company’s periodic reports filed with the
Securities and Exchange Commission. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and there can be no assurance that the results, events or developments referenced herein will occur or be realized.
Exhibit 99.1

EBITDA Reconciliation
Estimated Financial Results FYE LTM 3 Months Ended 3 Months Ended
($ in millions) 3/31/06E 12/31/06E 3/31/07P 12/31/05E 12/31/06E 3/31/06E 3/31/07P
Revenue $497.7 $476.5 $479.2 $120.0 $110.3 $123.4 $126.0
Bank EBITDA
(1)
$107.0 $99.5 $113.3 $23.9 $21.5 $21.3 $35.1
Add-Backs Permitted in Credit Agreement
Investments in Launches and Re-Launches $11.1 $4.6 $0.5 $4.3 $0.0 $4.0 $0.0
Restructuring Costs and Severance 2.1 4.3 4.8 0.6 0.3 0.1 0.5
Professional Fees Related to Restatement 4.3 13.0 9.4 0.0 1.7 4.3 0.7
Management Fees 2.0 2.0 2.0 0.5 0.5 0.5 0.5
Reported EBITDA before Add-Backs $87.4 $75.6 $96.6 $18.5 $19.1 $12.4 $33.4
Less: Depreciation and Amortization 46.7 37.9 36.0 11.4 8.4 10.1 8.3
Less: Interest Expense, Net 86.1 94.6 96.2 21.7 24.3 23.6 25.2
Less: Amortization of Deferred Debt Costs 11.3 12.6 8.0 2.0 2.7 5.9 1.3
Less: Trademarks Write-Off and Other 122.5 122.5 0.0 0.0 0.0 122.5 0.0
Income/(Loss) Before Provision for Income Taxes ($179.3) ($192.0) ($43.7) ($16.5) ($16.4) ($149.8) ($1.4)
(1)
Bank EBITDA per AMI's Credit Agreement. Bank EBITDA is a non-GAAP financial measure and is presented because certain covenants in the company's Credit Agreement are tied to ratios based on this measure. Bank EBITDA should not be considered as an alternative to GAAP measures such as operating income, and the company's calculation thereof may not be comparable to similarly entitled measures reported by other companies. In addition, the amounts of Bank EBITDA are preliminary estimates and are subject to revision pending completion of the restatement.

Restatement Update
• AMI’s restated financial statements are currently being reviewed by
Deloitte & Touche’s national office
• Expected impact of restatement will be $32.8 million of operating income over the restatement period, and $18.3 million of operating income and $16.7 million of Bank EBITDA for FY2005, with an
additional open item relating to terminal promotions that has potential for incremental impact of approximately $10 million